Exhibit 99.1 January 13, 2025 FULC

FULCRUM THERAPEUTICS Disclaimer and Notice This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including express or implied statements regarding the development status of Fulcrum's product candidates, the potential advantages and therapeutic potential of Fulcrum's product candidates, filings with regulatory agencies and availability of clinical trial data, effects of using AiCure, and Fulcrum’s preliminary unaudited cash position and cash runway. All statements, other than statements of historical facts, contained in this presentation, including express or implied statements regarding Fulcrum's strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Fulcrum’s ability to obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; initiate and enroll clinical trials on the timeline expected or at all; correctly estimate the potential patient population and/or market for Fulcrum's product candidates; replicate in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials pociredir and any other product candidates; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives; and complete the audit of its 2024 financials. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Fulcrum's actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Fulcrum's most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent Fulcrum's views as of the date hereof and should not be relied upon as representing Fulcrum's views as of any date subsequent to the date hereof. The Fulcrum anticipates that subsequent events and developments will cause Fulcrum's views to change. While Fulcrum may elect to update these forward-looking statements at some point in the future, Fulcrum specifically disclaims any obligation to do so. Fulcrum's financial closing procedures for the fourth quarter and year ended December 31, 2024 are not yet complete. It is possible that the final cash position and cash runway guidance may differ from the preliminary unaudited year end cash position and cash runway disclosed herein between now and when results are finalized. 2

Unlocking the Power of Small Molecules to Change the Course of Genetically Defined Rare Diseases Discovery & Strategic Focus Pociredir Cash Position • Developing oral small • Potential best-in class oral • Advancing discovery molecules designed small molecule HbF inducer programs for pipeline to modify gene for sickle cell disease (SCD) sustainability expression in rare diseases with a focus on benign • Fast Track and Orphan • IND submission planned in hematology Designations Q4 2025 • Planned timing for Phase 1b • Cash position of ~$240M as PIONEER data disclosure of 12/31 with runway into at least 2027 − Cohort 3 (12 mg): mid-2025 − Cohort 4 (20 mg): YE 2025 HbF: Fetal hemoglobin 3

FULCRUM THERAPEUTICS Small Molecule Pipeline Across Multiple Rare Diseases Indication Asset / MOA Preclinical Phase 1 Phase 2 Phase 3 Collaborator Clinical Programs Sickle Cell Disease Pociredir (HbF Induction) Discovery Programs DBA & Inherited Aplastic Anemias Novel HbF Inducers Fibrotic Disorders Cardiomyopathies DBA: Diamond-Blackfan anemia 4

f or Si c k l e C ell D i s eas e Fast Track Designation Orphan Drug Designation

FULCRUM THERAPEUTICS Sickle Cell Disease: Debilitating Disease with High Unmet Need The Disease Global Impact § Genetic disorder caused by mutation in the Hemoglobin-Beta (HBB) gene § Results in abnormal sickle-shaped red blood cells that rupture or block blood vessels Debilitating Symptoms ~100K U.S. individuals § Vaso-occlusive crises (VOCs) § Other complications, including stroke, neuropathy, and acute chest syndrome § Anemia / hemolysis § Reduced life expectancy >20 years; mortality 4.4 million worldwide rate up to 9x higher than general population 6 VOC: Vaso-occlusive crisis; CDC; WHO; UpToDate.

Competitive Landscape in SCD



SCD Treatment

Current Standard of Care

Hydroxyurea

HbF Inducers

Pociredir – Fulcrum Therapeutics

BMS-986470 – Bristol Myers Squibb

ITU-512 – Novartis

Ndec (decitabine + tetrahydrouridine) – Novo Nordisk / EpiDestiny

Selectin Inhibitors



Adakveo® – Novartis

Inclacumab – Pfizer

Anti-Polymerization



HbS Polymerization Inhibitors

Oxbryta® – Pfizer (withdrawn)

Osivelotor (GBT-601) – Pfizer

PK Activators

Mitapivat (AG-348) – Agios

Etavopivat (FT-4202) – Novo Nordisk

Tebapivat (AG-946) – Agios

Gene Therapy

Lyfgenia® – Bluebird Bio

Casgevy® – Vertex Pharmaceuticals

BEAM-101 – Beam Therapeutics

EDIT-301 – Editas Medicine (ceased development)

HbS: Sickle hemoglobin. PK: Pyruvate kinase.

FULCRUM THERAPEUTICS

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Fulcrum Therapeutics

FULCRUM THERAPEUTICS Best-in-class Potential of Pociredir to Address Significant Unmet Need for People Living With SCD Addresses underlying Ability to reduce VOC / Ability to be Safety & Tolerability disease pathology impact survival administered orally HbF Inducers PK Activators HbS Polymerization Inhibitors Selectin Inhibitors 8

FULCRUM THERAPEUTICS Higher HbF Levels Result in Reduced Symptomology in People Living with Sickle Cell Disease Typical SCD Patient SCD Patient with High HbF Levels Stroke Pulmonary hypertension 30% Asymptomatic Acute Chest Syndrome (ACS) presentation Reduced hemolysis Nephropathy Reduced anemia 20% Reduced recurring Reduced VOCs events Osteonecrosis Fewer recurring events 10% Progressively SCD Baseline 5% reduced Ulcer / pain HbF 5-10% mortality HbF Level By Raising HbF Levels, Pociredir Provides the Potential to Ameliorate Disease Pathology 9 VOC: Vaso-occlusive crisis; Powars, DR. Blood. 1984; Platt, OS. NEJM. 1994; Akinsheye, I. Blood. 2011.

FULCRUM THERAPEUTICS Even Modest Increases in HbF Reduce Mortality and Symptom Severity Each 1% increase in HbF is associated with HbF levels > mid-to-high 20% results in near 1 2 a 4%-8% reduction in VOCs abolition of VOCs 100 Analysis IRR (95% CI) Interpretation Cooperative Study of SCD (CSSCD) Analysis 1: Baseline 75 0.94 (0.92 – 1% increase in HbF is associated HbF Approach N=1395 0.97) with 6% reduction in VOC rate N=1395 Analysis 2: Equal 50 observation time 0.96 (0.94 – 1% increase in HbF is associated approach 0.98) with 4% reduction in VOC rate N=1367 N=3056 25 Analysis 3: All 0.95 (0.94 – 1% increase in HbF is associated observation approach N=1367 0.97) with 5% reduction in VOC rate N=3056 0 0 10 20 30 40 50 Multicenter Study on Hydroxyurea (MSH) (N= 299) Imputed HbF (%) HbF analysis: 0.92 (0.89 – 1% increase in HbF is associated Probability of observing zero VOC/year by HbF Post-randomization 0.96) with 8% reduction in VOC rate Blue line = model prediction; Black line = observed VOC 1 Table adapted from Peter Bruun-Rasmussen. ASH 2024 (poster #1124). 10 2 Unpublished data from Fulcrum analysis of Picnic Health real-world dataset, n = 673; ≥ 2 years old ; Mean HbF = 8.6% Percent of patients with zero VOC per year

Targeting EED Results in HbF Increases

CRISPR + Compound Screening Engine
Experimentally screened candidate targets

Computational Data Mining
Computationally mined candidate targets

Identified Targets that Regulate HbF

Identified EED as a Novel Drug Target of Polycomb Repressor Complex 2



PRC2
EED
Allosteric Activation
H3K27me3
H3K27me3 Propagation

- ▲ H3K27me3
- ▼ HBG mRNA
- ▼ HbF Protein

Pociredir is a Potent and Selective EED Binder



EED
pociredir
Reduced H3K27me3 Propagation

- ▼ H3K27me3
- ▲ HBG mRNA
- ▲ HbF Protein

pociredir

- Highly Selective
- Clean Off-target Profile
- Composition of Matter Patent Expires 2040

EED: Embryonic Ectoderm; HbF: Fetal hemoglobin; HBG: Gamma globin gene (encodes mRNA for fetal hemoglobin)

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Fulcrum Therapeutics

Dose-dependent HBG mRNA Induction in Healthy Volunteers

Gamma Globin (HBG) mRNA Induction is both Time- and Dose-dependent in MAD Cohorts



Off Treatment
HBG Fold Induction
(Normalized to HBB)
10
5
0
p<0.0001
p<0.0001
p<0.0001
p<0.01
PBO
Day -1
Day 7
Day 14
SFU
2mg Pociredir
6mg Pociredir
10mg Pociredir
20mg Pociredir
30mg Pociredir

HBG Fold Induction in Healthy Volunteers

Safety follow-up (SFU) samples were collected 7 – 10 days post 14-day treatment period; PBO: placebo; Data presented as geometric LS mean ratio (to placebo) with 95% confidence interval; mixed-effects model for repeated measures (MMRM) analysis performed for Day 7 and Day 14; analysis of covariance (ANCOVA) utilized for SFU data;. HBG: hemoglobin gene; HBB: hemoglobin subunit beta gene

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Fulcrum Therapeutics

Pioneer Phase 1b Pociredir Clinical Trial in SCD Subjects

Study Population

- Males and females with SCD, ages 18 – 65 years

Patient Severity

- ≥4 VOCs over 12 months or ≥2 VOCs over 6 months *or*
- ≥2 VOCs + at least 1 non-VOC severe acute event (ACS, sequestration, priapism) over 12 months *or*
- ≥2 non-VOC severe acute events (ACS, sequestration, priapism) over 12 months *or*
- SCD end-organ disease severity (CKD or PAH)

Concomitant Medications

- Prior experience with hydroxyurea / Current hydroxyurea use excluded
- Other disease modifying therapies (crizanlizumab, L-glutamine) allowed

Study Design – Open-label**

Status	Cohort	Treatment
Completed	**Cohort 1** (6 mg, n=10)	12-Week Treatment Period
Completed	**Cohort 2** (2mg, n=2)	12-Week Treatment Period
Active	**Cohort 3** (12 mg, n=10)	12-Week Treatment Period
Active	**Cohort 4** (20 mg, n=10)	12-Week Treatment Period

Key Study Endpoints

Primary

- Safety and tolerability assessments
- PK parameters

Secondary/Exploratory

HbF induction, hemolysis, and anemia:

- % HbF (CE/HPLC) and % F-cells (flow cytometry)
- Absolute reticulocyte count
- Total hemoglobin
- Unconjugated bilirubin

**U.S. FDA lifted the clinical hold for pociredir on August 18, 2023. Reinitiated trial at the 12mg dose, to be followed by the 20mg dose.

CE, capillary electropherisis ; CKD, chronic kidney disease ; HbF, fetal hemoglobin; HPLC, high-performance liquid chromatography ; PAH, pulmonary arterial hypertension ; PD, pharmacodynamics; PK, pharmacokinetics; SCD, sickle cell disease; VOC, vaso-occlusive crisis.

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Fulcrum Therapeutics

Pociredir Was Generally Well-tolerated with No Serious Treatment-related Adverse Events (Pioneer Ph1b – Open label data through 2023)

Number of Patients with:	Pociredir (n=16) n (%)
Any TEAE	10 (62.5)
Any treatment-related TEAE	5 (31.3)
Any serious adverse event (SAE)*	4 (25.0)
Any TEAE leading to treatment discontinuation	0
Any lab-related TEAE	0
Patients with TEAE (by Maximum Severity)	
Mild	4 (25.0)
Moderate	5 (31.3)
Severe	1 (6.3)
Most Common TEAEs	
Pain crisis	4 (25.0)
Headache	3 (18.8)

* In 3 (of 4) patients, SAE began prior to first dose of study drug

- 23 Treatment Emergent Adverse Events (TEAEs) in 10/16 (62.5%) patients
  - 8/23 were treatment-related TEAEs in 5/16 (31.3%) patients: (headache [x2], lip numbness, diarrhea, fatigue, somnolence, nausea, tinnitus)#
- 4/23 TEAEs (in 4 patients) were characterized as VOC (pain crisis) per protocol definition
  - None reported as related to study drug
  - Two VOCs occurred in patients documented non-adherent to study drug
- Single SAE in patient on study drug*
  - VOC with chest syndrome, reported as not related to study drug

TEAE: Treatment-emergent Adverse Event; SAE: Serious adverse event; VOC: Vaso-occlusive crisis

All mild in severity, non-serious and resolved while patient remained on study drug

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Fulcrum Therapeutics

FULCRUM THERAPEUTICS Pioneer Phase 1b Clinical Trial Sites Active Sites United States § UT Houston (PI: Idowu) § Queens Hospital Cancer Center (PI: Ferman) § University of Miami (PI: Alvarez) § University of North Carolina (PI: Little) § Jacobi Medical Center (PI: Rivlin) § Lynn Health Sciences Institute (PI: Griffin) § Virginia Commonwealth University (PI: Smith) § Boston Medical Center (PI: Ribeil) § University of California Los Angeles (PI: Sehl) § Mississippi Center for Advanced Medicine (PI: Pennington) § University of Arkansas (PI: Birrer) § Lady of the Lake Hospital (PI: Stagg) § Inova Cancer Center (PI: Alan) South Africa § Wits Health Consortium (PI: Mahlangu) Onboarding Sites Nigeria United States § University of Illinois Chicago (PI: Molokie) South § Massachusetts General Hospital (PI: Azar) Africa § East Carolina University (PI: Liles) Nigeria § National Hospital, Abuja (PI: Ojika) § Barau Dikko Teaching Hospital (PI: Dogara) 15 § University of Ibadan (PI: Fasola) Clinical trial site status as of January 6, 2025

FULCRUM THERAPEUTICS Initial Pioneer Data Demonstrated Dose-dependent Increases in HbF Absolute %HbF Change from Baseline Off Treatment / Safety Follow-up 12 2mg Pociredir 10 6mg Pociredir 8 12mg Pociredir 6 4 2 0 0 14 28 42 56 70 84 98 112 Day U.S. FDA issued a full clinical hold for pociredir on February 23, 2023 which was lifted August 23, 2023. Safety data collection continued with data cutoff of March 3, 2023. 16 Note: Summary data includes both subjects on and off hydroxyurea; Subject 15 ceased dosing on Day 22 and therefore, was only included in the analysis up to Day 14 Absolute %HbF Change from Baseline Mean (+/- SE)

FULCRUM THERAPEUTICS Dose Dependent, Clinically Relevant and Consistent Increases in HbF 6mg*** 2mg*** 12mg*** Safety Safety Safety Follow-up Follow-up Follow-up 25 25 25 Subject 13 Subject 11 Subject 1 20 Subject 14* Subject 12** 20 20 Subject 2 Subject 15* Subject 3 15 15 15 Subject 7* 10 10 10 Subject 8 Subject 9* 5 5 5 Subject 10* 0 0 0 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 Day Day Day Safety Safety Safety Follow-up Follow-up Follow-up 10 10 10 Subject 13 Subject 1 Subject 11 8 Subject 14* 8 Subject 2 8 Subject 12** Subject 15* Subject 3 6 6 6 Subject 7* 4 4 4 Subject 8 Subject 9* 2 2 2 Subject 10* 0 0 0 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 Day Day Day U.S. FDA issued a full clinical hold for pociredir on February 23, 2023. Safety data collection continued with data cutoff of March 3, 2023. *Subjects on stable dose of hydroxyurea; Note: Subject 15 ceased dosing on Day 22 17 ** Day 42 and day 84 data not available for subject 12; samples were received by the lab outside of stability window ***Data includes subjects with confirmed study drug adherence Absolute %HbF %HbF (HPLC) Change from Baseline

FULCRUM THERAPEUTICS Improvements in Biomarkers of Hemolysis and Anemia from initial 6mg and 12mg Pioneer data Red Cell Distribution Width Absolute Reticulocyte Count Total Hemoglobin Total Bilirubin (RDW) Subject 7* Subject 7* 400 11.0 Subject 7* 25 4 Subject 8 10.5 Subject 8 Subject 8 10.0 Subject 7* 300 3 9.5 Subject 8 20 9.0 200 2 8.5 8.0 Normal 15 Normal Normal 100 7.5 1 7.0 0 6.5 0 10 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 Day Day Day Day 400 11.0 25 4 10.5 Subject 13 10.0 Subject 13 300 Subject 13 3 9.5 Subject 14* 20 Subject 14* Subject 14* 9.0 Subject 15* 200 Subject 15* Subject 13 2 Subject 15* 8.5 Subject 14* 8.0 Normal Normal 15 Normal 100 Subject 15* 7.5 1 7.0 0 6.5 10 0 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 0 14 28 42 56 70 84 98 112 Day Day Day Day Reductions in RDW indicate RBCs Bilirubin decreases indicate Reductions in reticulocytes and increases in total hemoglobin indicate less anemia are becoming more uniform in shape less hemolysis and healthier bone marrow function 18 *Subjects on stable dose of hydroxyurea; Note: Subject 15 ceased dosing on Day 22 12 mg 6 mg RDW (%) RDW (%) Total Bilirubin (mg / dL) Total Bilirubin (mg / dL) Absolute Reticulocyte Count Absolute Reticulocyte Count 3 3 (x10 / uL) (x10 / uL) Hemoglobin (g/dL) Hemoglobin (g/dL)

FULCRUM THERAPEUTICS Utilizing Artificial Intelligence (AI) from AiCure to Increase Drug Adherence Improves Study Drug Adherence Robust Data Collection Real-Time Feedback to Clinical Trial Sites 19

FULCRUM THERAPEUTICS Well-Positioned for Transformational Year in 2025 Pociredir: Best-in-class potential Preclinical Programs Cash Position ~$240 million as of December Oral small molecule HbF Advanced preclinical 31, 2024 inducer with demonstrated program for the potential proof-of-concept treatment of DBA & inherited Estimated 2025 cash burn of aplastic anemias $55 - $65 million Potential to be broadly protective of SCD Foundation for pipeline Cash runway until at least symptomology sustainability in benign 2027 hematology Planned timing for Phase 1b IND submission planned in PIONEER data disclosure Q4 − cohort 3 (12 mg): mid-2025 − cohort 4 (20 mg): YE 2025 20